Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2018
Supplemental Cash Flow Information
Supplemental Cash Flow Information

Note 22—Supplemental Cash Flow Information

During the Successor period in 2018 and the Predecessor periods in 2018, 2017 and 2016, we paid $0,  $97.2 million, $120.8 million and $169.8 million of interest, respectively. During the Successor period in 2018 and the Predecessor periods in 2018, 2017 and 2016, we paid income taxes of $0.2 million, $3.9 million, $4.9 million and $12.3 million, respectively.

During the Successor period and Predecessor period in 2018, we paid $36.6 million and $56.0 million in reorganization items, respectively.

During the Predecessor period in 2018, the following non-cash financing activities occurred:

•

We converted $1.2 billion of liabilities subject to compromise into equity when holders of the Company’s Term Loan B, 2017 Notes and 2020 Notes received an aggregate of 24,416,442 common shares in exchange for their claims.

•

We issued approximately $23.6 million aggregate principal amount of Second Lien PIK Notes as a commitment fee to the Ad Hoc Group for their agreement to backstop the issuance of the Second Lien PIK Notes.

•	We issued an aggregate of 2,566,056 common shares as a fee to the Ad Hoc Group for their agreement to backstop the equity rights offering.
•	We incurred approximately $14.6 million in debt and equity financing costs that were unpaid as of November 19, 2018.

Within our consolidated statements of cash flows, capital expenditures represent expenditures for which cash payments were made during the period. These amounts exclude accrued capital expenditures, which are capital expenditures that were accrued but unpaid. During the Successor period in 2018 and the Predecessor periods in 2018, 2017 and 2016, changes in accrued capital expenditures were $4.3 million, $1.1 million, $(18.5) million and $(9.0) million, respectively.